UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2025
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Performance Drive, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.05. Costs Associated With Exit or Disposal Activities.
On November 13, 2025, Under Armour, Inc. (the “Company,” “Under Armour” or “UA”) announced an update to its previously disclosed fiscal year 2025 restructuring plan aimed at strengthening and supporting its financial and operational efficiencies. Previously, the Company expected to incur up to $160 million of pre-tax restructuring and related charges in connection with its fiscal year 2025 restructuring plan. After further review, the Company's Board of Directors approved a $95 million increase to the restructuring plan, which will include the separation of the Curry Brand as discussed below, as well as additional contract terminations, asset impairments, and employee severance and benefits costs. This will result in a restructuring plan of up to $255 million of pre-tax restructuring and related charges to be incurred during fiscal years 2025 and 2026, including:
•Up to $107 million in cash charges, including approximately $34 million in employee severance and benefits costs and $73 million related to various transformational initiatives; and
•Up to $148 million in non-cash charges, including approximately $7 million in employee severance and benefits costs, and $141 million in contract terminations, facility, software, and other asset-related charges and impairments.
As of September 30, 2025, the Company has recognized approximately $147 million of restructuring and related charges ($82 million in cash and $65 million in non-cash). The fiscal year 2025 restructuring plan is expected to be substantially complete by the end of fiscal year 2026.

Item 7.01. Regulation FD Disclosure.
On November 13, 2025, the Company and Stephen Curry announced plans to separate Curry Brand from Under Armour. A copy of the press release announcing the separation is attached hereto as Exhibit 99.1.
In addition, on November 13, 2025, the Company issued a press release announcing an update to its fiscal year 2025 restructuring plan and an update to its fiscal year 2026 outlook concerning specific financial measures. A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements
Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our share repurchase program, future financial condition or results of operations, growth prospects and strategies, potential restructuring efforts (including the scope, anticipated charges and costs, the timing of these measures, and the anticipated benefits of our restructuring initiatives), expectations related to promotional activities, freight, product cost pressures, foreign currency effects, the impact of global economic conditions including changes in trade policy and inflation on our results of operations, liquidity and use of capital resources, the development and introduction of new products, the execution of marketing strategies, benefits from significant investments, and impacts from litigation or other proceedings. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential,” or the negative of these terms or other comparable terminology. The forward-looking statements in this Current Report on Form 8-K reflect our current views about future events. They are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe the expectations reflected in the forward-looking statements are reasonable, they are inherently uncertain. We cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Several important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: changes in general economic or market conditions (such as rising inflation and potential impacts of changes and uncertainties related to government fiscal, monetary, tax and trade policies) that could influence overall consumer spending or our industry; the impact of global events beyond our control, including military conflicts; and the effects of changes in the global trade environment, such as the imposition of new tariffs and countermeasures thereto, on our profitability; increased competition that may cause us to lose market share, lower product prices or significantly increase marketing efforts; fluctuations in the costs of raw materials and commodities we use in our products and supply chain (including labor); our ability to successfully execute our long-term strategies; our ability to effectively drive operational efficiency in our business; changes in the financial health of our customers; our ability to effectively develop and launch new, innovative, and updated products; our ability to accurately forecast consumer preferences and demand for our products and to effectively manage our inventory; our ability to successfully execute any restructuring plans and achieve expected benefits; loss of key customers, suppliers, or manufacturers; our ability to further expand our business globally and drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; our ability to effectively market and maintain a positive brand image; our ability to successfully manage or achieve expected outcomes from significant transactions and investments; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to effectively meet regulatory requirements and stakeholder expectations with respect to sustainability and social matters; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays or deficiencies in the design, implementation, or application of our global operating and financial reporting information technology system; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to comply with existing trade and other regulations; risks related to data security or privacy breaches; the impact of global or regional public health emergencies on our industry and our business, financial condition and results of operations, including impacts on the global supply chain; and our potential exposure to and the financial impact of litigation and other proceedings. The forward-looking statements herein reflect our views and assumptions only as of the date of this Current Report on Form 8-K. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect unanticipated events.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
99.1	Under Armour, Inc. press release dated November 13, 2025.
99.2	Under Armour, Inc. press release dated November 13, 2025.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 14, 2025	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer